Exhibit 99
FOR IMMEDIATE RELEASE

Quad/Graphics Amends Senior Credit Facility to Support Financing for Acquisition of LSC Communications

Company Increases Revolving Credit Facility to $800 Million; Existing Term Loan A to $825 Million; and Existing Term Loan B to $500 Million

SUSSEX, WI, February 1, 2019 - Quad/Graphics, Inc. (NYSE: QUAD) (“Quad/Graphics” or the “Company”), announced today that it has completed the third amendment to the Company’s April 28, 2014, senior secured credit facility to: (1) increase its existing revolving credit facility from $725 million to $800 million with a five-year term (the “Revolver”); (2) increase its existing term loan A from $375 million to $825 million with a delayed draw feature and five-year term (the “DD-TLA”); (3) increase the existing term loan B from $300 million to $500 million with a seven-year term (the “TLB”); and (4) amend certain financial covenants.

Quad/Graphics expects to use the net proceeds from the DD-TLA and TLB to complete the pending acquisition of LSC Communications, Inc. (“LSC”).

“We are pleased to have completed an amendment to our Revolver, TLA and TLB facilities, which provides us with the appropriate liquidity and structural flexibility to complete our pending acquisition of LSC, and maintain a strong, flexible balance sheet,” said Dave Honan, Quad/Graphics Executive Vice President and Chief Financial Officer.

JPMorgan Chase Bank, N.A., U.S. Bank National Association, PNC Capital Markets LLC, Fifth Third Bank and BMO Capital Markets Corp. were the Lead Arrangers of the credit facilities.

Forward-Looking Statements
These forward-looking statements relate to, among other things, the objectives, goals, strategies, beliefs, intentions, plans, estimates, prospects, projections and outlook of Quad/Graphics, Inc. (the “Company” or “Quad”), and can generally be identified by the use of words such as “may,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “plan,” “foresee,” “believe” or “continue” or the negatives of these terms, variations on them and other similar expressions. In addition, any statements that refer to expectations, projections or other characterizations of future events or circumstances are forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, some of which are beyond the control of the Company. These risks, uncertainties and other factors could cause actual results to differ materially from those expressed or implied by those forward-looking statements and the following: (1) the impact of decreasing demand for printed materials and significant overcapacity in a highly competitive environment creates downward pricing pressures and potential under-utilization of assets; (2) the impact of digital media and similar technological changes, including digital substitution by consumers; (3) the impact of fluctuations in costs (including labor and labor-related costs, energy costs, freight rates and raw materials) and the impact of fluctuations in the availability of raw materials; (4) the failure to successfully identify, manage, complete and integrate acquisitions and investments, including the proposed acquisition of LSC Communications, Inc. (“LSC”); (5) unexpected costs, charges or expenses resulting from the proposed transaction; (6) the impact of adverse market conditions or other similar risks to those identified herein affecting Quad/Graphics and LSC; (7) the factors set forth under the heading “Risk Factors” in the (i) Quad/Graphics registration statement on Form S-4, which was filed with the Securities and Exchange Commission (the “SEC”) on December 12, 2018, and the Amendment #1 to the S-4 filed on January 15,

2019 , as well in (ii) Quad/Graphics’ and LSC’s respective Annual Reports on Form 10-K for the year ended December 31, 2017, filed with SEC, as may be amended or supplemented in subsequently filed Quarterly Reports on Form 10-Q; (8) the inability of the Company to reduce costs and improve operating efficiency rapidly enough to meet market conditions; (9) the impact of increased business complexity as a result of the Company’s transformation to a marketing solutions provider; (10) the impact of regulatory matters and legislative developments or changes in laws, including changes in cyber-security, privacy and environmental laws; (11) the impact of changing future economic conditions; (12) the failure of clients to perform under contracts or to renew contracts with clients on favorable terms or at all; (13) the failure to attract and retain qualified talent across the enterprise; (14) significant capital expenditures may be needed to maintain the Company’s platforms and processes and to remain technologically and economically competitive; (15) the impact of changes in postal rates, service levels or regulations; (16) the fragility and decline in overall distribution channels, including newspaper distribution channels; (17) the impact of the various restrictive covenants in the Company’s debt facilities on the Company’s ability to operate its business; (18) the impact of risks associated with the operations outside of the United States, including costs incurred or reputational damage suffered due to improper conduct of its employees, contractors or agents; (19) the impact on the holders of Quad’s class A common stock of a limited active market for such shares and the inability to independently elect directors or control decisions due to the voting power of the class B common stock; (20) the impact of an other than temporary decline in operating results and enterprise value that could lead to non-cash impairment charges due to the impairment of property, plant and equipment and other intangible assets; and (21) the impacts that the proposed acquisition of LSC may have on the Company, both prior to and following consummation of that acquisition. These forward-looking statements are based on numerous assumptions and assessments made by Quad/Graphics in light of its experience and perception of historical trends, current conditions, business strategies, operating environment, future developments and other factors that it believes appropriate. By their nature, forward-looking statements involve known and unknown risks and uncertainties because they relate to events and depend on circumstances that will occur in the future. The factors described in the context of such forward-looking statements in this communication could cause actual results, performance or achievements, industry results and developments to differ materially from those expressed in or implied by such forward-looking statements. Although it is believed that the expectations reflected in such forward-looking statements are reasonable, no assurance can be given that such expectations will prove to have been correct and persons reading this communication are therefore cautioned not to place undue reliance on these forward-looking statements which speak only as at the date of this communication. Quad/Graphics does not assume any obligation to update the information contained in this communication (whether as a result of new information, future events or otherwise), except as required by applicable law.

About Quad/Graphics
Quad/Graphics (NYSE:QUAD) is a leading marketing solutions provider. The Company leverages its strong print foundation as part of a much larger, robust integrated marketing services platform that helps marketers and content creators improve the efficiency and effectiveness of their marketing spend across offline and online media channels. With a consultative approach, worldwide capabilities, leading-edge technology and single-source simplicity, Quad/Graphics has the resources and knowledge to help a wide variety of clients in multiple vertical industries, including retail, publishing and healthcare. Quad/Graphics provides a diverse range of digital and print and related products, services and solutions from multiple locations throughout North America, South America and Europe, as well as strategic partnerships in Asia and other parts of the world. For additional information visit www.QG.com.
Investor Relations Contact:
Kyle Egan
Director of Investor Relations and Assistant Treasurer, Quad/Graphics
414-566-2482
kegan@qg.com

Media Contact:
Claire Ho
Manager of Corporate Communications, Quad/Graphics
414-566-2955
cho@qg.com